Exhibit 99.1

FOR IMMEDIATE RELEASE

LECG CORPORATION REPORTS THIRD QUARTER 2009 RESULTS

Emeryville, CA, October 27, 2009 — LECG Corporation (NASDAQ: XPRT), a global expert services firm, today reported financial results for the third quarter ended September 30, 2009.

“Our third quarter performance largely reflected the ongoing industry-wide weakness in demand, a condition that we believe may persist into the fourth quarter, said Michael Jeffery, LECG’s chief executive officer. “Although we see encouraging activity in some of our business sectors, the overall environment led us to further reduce our costs during the quarter. We remain enthusiastic about LECG’s future, particularly with the proposed SMART/LECG merger. We believe the anticipated combination of synergies from cost savings and cross-selling along with LECG’s portfolio of highly regarded experts should position us well for a return to revenue growth and profitability.”

Third Quarter 2009 Financial Results

Third quarter 2009 revenues decreased 7.6 percent to $62.7 million compared with $67.9 million in the second quarter of 2009, and fell 27.1 percent versus $86.1 million in the third quarter 2008. .

Results for the third quarter of 2009 reflect pre-tax charges of $4.0 million in restructuring charges, $8.7 million in other impairments, $0.1 million in divestiture charges, $0.9 million in merger-related costs and a $2.2 million net benefit from the reversal of equity-based compensation. In addition, the company has re-assessed its ability to realize its deferred tax assets in light of the current economic environment and the loss position of the company. During the quarter, the company recorded a valuation allowance of $51.8 million against its net deferred tax assets. Including these net charges, the third quarter net loss was $63.5 million or $2.48 per share. This compares to a net loss of $6.5 million or $0.25 per share in the second quarter of 2009, and net income of $2.0 million or $0.08 per diluted share in the third quarter of 2008. Excluding these net charges, adjusted net loss was $3.8 million or $0.15 per share for the quarter.

Adjusted EBITDA for the third quarter of 2009 was a loss of $3.8 million, compared to a loss of $1.8 million for the second quarter of 2009, and income of $5.0 million for the third quarter of 2008.

Third Quarter 2009 Segment Results

Economics Services (Economics)

LECG’s Economics segment consists of the company’s global competition, securities, regulated industries, energy and environment, and labor sectors. Economics revenues were $25.6 million in the third quarter of 2009, representing 40.8 percent of total revenues versus 42.7 percent of total revenues in the second quarter of 2009. Net fee-based revenues for the segment were $24.8 million in the quarter, down from $28.2 million in the second quarter of 2009, driven by the continued decline in global competition and partially offset by strength in regulated industries. Economics gross profit was $6.2 million, or 41.0 percent of total gross profit in the quarter. Direct profit margin was 25.0 percent, down from 30.9 percent in the second quarter of 2009. Professional staff utilization was 64.6 percent.

Finance and Accounting Services (FAS)

LECG’s FAS segment consists of the company’s forensic accounting, intellectual property, healthcare, higher education, international FAS, financial services, and electronic discovery sectors. FAS revenues were $37.2 million in the third quarter of 2009, or 59.2 percent of total revenues versus 57.3 percent of total revenues in the second quarter of 2009. Net fee-based revenues for the segment were $35.4 million in the quarter, down $1.9 million from the second quarter of 2009, as weakness in forensic accounting and intellectual property offset our strength in financial services, healthcare and electronic discovery. FAS gross profit was $8.9 million, or 59.0 percent of total gross profit in the quarter. The direct profit margin was 25.1 percent, up from 23.2 percent in the second quarter of 2009. Professional staff utilization was 70.1 percent.

Nine Month Financial Results

Revenues for the nine months ended September 30, 2009 decreased 25.9 percent to $196.9 million from $265.6 million for the same period in 2008.

Net loss for the nine months ended September 30, 2009 was $73.8 million compared to net income of $8.6 million reported for the same period last year. Net loss per share was $2.89 for the first nine months of 2009 versus net income of $0.34 per diluted share for the same period a year ago. Adjusted net loss per share was $0.41 for the first nine months of 2009 compared with adjusted net income per diluted share of $0.35 for the first nine months of 2008.

Adjusted EBITDA for the nine months ended September 30, 2009 was a loss of $10.3 million compared to income of $19.5 million of adjusted EBITDA for the same period of 2008.

Conference Call Webcast Information

LECG Corporation will host a conference call and live webcast to discuss these results at 5:00 p.m. Eastern time today. Domestic callers may access this conference call by dialing 877-719-9796. International callers may access the call by dialing 719-325-4830. For a replay of this teleconference, please call 888-203-1112 or 719-457-0820, and enter the passcode 8548175. The replay will be available through November 2, 2009. The webcast will be accessible through the investor relations section of the company’s website, www.lecg.com.

Forward-Looking Statements

Statements in this press release and the related conference call concerning the proposed transaction and future business, operating and financial condition of the company, including expectations regarding revenues and net income for future periods, statements concerning the plans and objectives of LECG’s management for future operations, statements of the assumptions underlying or relating to any forward looking statement, statements regarding the timing or completion of the transactions, and statements using the terms “believes,” “expects,” “will,” “could,” “plans,” “anticipates,” “estimates,” “predicts,” “intends,” “potential,” “continue,” “should,” “may,” or the negative of these terms or similar expressions are  “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations. These statements are subject to risks and uncertainties that may cause actual results to differ materially from those expectations. Risks that may affect actual performance include the ongoing economic downturn and adverse economic conditions, dependence on key personnel, the cost and contribution of acquisitions, risks inherent in international operations, management of professional staff, dependence on growth of the company’s service offerings, the company’s ability to integrate new experts successfully, intense competition, and potential professional liability, the company’s ability to integrate the operations of SMART, the failure to achieve the costs savings and other synergies LECG expects to result for the transactions, the outcome of any legal proceedings instituted against the company, SMART and others in connection with the transactions, the failure of the transactions to close for any reason, the amount of the costs, fees, expenses and charges relating to the transactions, business uncertainty and contractual restrictions prior to the closing of the transactions, the effect of war, terrorism or catastrophic events, stock price, foreign currency exchange and interest rate volatility. Further information on these and other potential risk factors that could affect the company’s financial results is included in the company’s filings with the Securities and Exchange Commission. The company undertakes no obligation to update any of its forward-looking statements after the date of this press release.

About LECG

LECG, a global expert services and consulting firm, with approximately 700 experts and professionals in 31 offices around the world, provides independent expert testimony, financial advisory services, original authoritative studies, and strategic advisory services to clients including Fortune Global 500 corporations, major law firms, and local, state, and federal governments and agencies worldwide. LECG’s highly credentialed experts and professional staff conduct economic and financial analyses to provide objective opinions and advice regarding complex disputes and inform legislative, judicial, regulatory, and business decision makers. LECG’s experts are renowned academics, former senior government officials, experienced industry leaders, and seasoned consultants.

Additional information and where to find it

LECG has filed a preliminary proxy statement with the Securities and Exchange Commission and intends to file a revised proxy statement and other relevant materials in connection with the transactions. When finalized, the proxy statement will be mailed to the stockholders of LECG. Before making any voting or investment decision with respect to the transactions, investors and stockholders of LECG are urged to carefully read the final proxy statement and the other relevant materials when they become available because they will contain important information about the proposed transactions. The proxy statement and other relevant materials (when they become available), and any other documents filed by LECG with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of LECG may obtain free copies of the proxy statement (when available) and other documents filed by LECG with the SEC from LECG’s website at www.lecg.com.

Participants in the solicitation

LECG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the LECG’s stockholders in connection with the transactions. Information about LECG’s directors and executive officers is set forth in the preliminary proxy statement on Schedule 14A for LECG filed with the SEC on September 25, 2009, in the proxy statement on Schedule 14A for LECG’s 2008 Annual Meeting of Stockholders filed on April 25, 2008 and in the amended Annual Report on Form 10-K filed on April 29, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transactions will be included in the proxy statement that LECG intends to file with the SEC. Stockholders may obtain additional information regarding the direct and indirect interests of LECG and its directors and executive officers with respect to the transactions by reading the proxy statement once it is available and the other filings referred to above.

No offer or solicitation

This is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction.

Investor Contacts

Steven R. Fife, Chief Financial Officer, 510-985-6700

Annie Leschin, Investor Relations, 415-775-1788, investor@lecg.com

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LECG CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Fee-based revenues, net	$60,192	$83,221	$189,578	$255,751
Reimbursable revenues	2,531	2,829	7,319	9,880
Revenues	62,723	86,050	196,897	265,631
Direct costs	45,116	55,581	142,844	169,929
Reimbursable costs	2,512	3,058	7,703	10,069
Cost of services	47,628	58,639	150,547	179,998
Gross profit	15,095	27,411	46,350	85,633
Operating expenses:
General and administrative expenses	17,518	21,831	55,125	65,297
Depreciation and amortization	1,239	1,498	3,849	4,459
Other impairments	8,719	—	9,939	—
Restructuring charges	4,019	—	5,479	—
Divestiture charges	124	—	1,863	—
Operating (loss) income	(16,524)	4,082	(29,905)	15,877
Interest income	32	113	122	350
Interest expense	(659)	(122)	(1,617)	(533)
Other expense, net	(135)	(716)	(581)	(1,233)
(Loss) income before income taxes	(17,286)	3,357	(31,981)	14,461
Income tax expense	46,229	1,362	41,784	5,870
Net (loss) income	$(63,515)	$1,995	$(73,765)	$8,591

Earnings per share:
Basic	$(2.48)	$0.08	$(2.89)	$0.34
Diluted	$(2.48)	$0.08	$(2.89)	$0.34

Shares used in calculating earnings per share
Basic	25,654	25,340	25,515	25,316
Diluted	25,654	25,526	25,515	25,528

LECG CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

(unaudited)

	September 30,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$7,246	$19,510
Accounts receivable, net	86,791	87,122
Prepaid expenses	5,494	5,996
Deferred tax assets, net - current portion	—	14,123
Signing, retention and performance bonuses - current portion	14,499	15,282
Income taxes receivable	13,614	7,662
Other current assets	4,392	2,447
Note receivable - current portion	540	518
Total current assets	132,576	152,660
Property and equipment, net	8,456	11,011
Goodwill	1,800	—
Other intangible assets, net	3,256	3,790
Signing, retention and performance bonuses	21,633	34,976
Deferred compensation plan assets	9,711	9,684
Note receivable	1,503	1,946
Deferred tax assets, net	—	36,952
Other long-term assets	5,320	5,188
Total assets	$184,255	$256,207

Liabilities and stockholders’ equity
Current liabilities:
Accrued compensation	$36,740	$49,313
Accounts payable and other accrued liabilities	10,865	11,493
Payable for business acquisitions - current portion	1,700	3,846
Borrowings under line of credit	16,000	—
Deferred revenue	2,741	2,450
Liability associated with divestiture	—	2,642
Total current liabilities	68,046	69,744
Payable for business acquisitions	1,155	1,055
Deferred compensation plan obligations	9,900	9,632
Deferred rent	6,412	6,601
Other long-term liabilities	1,374	569
Total liabilities	86,887	87,601

Commitments and contingencies	—	—

Stockholders’ equity
Common stock, $.001 par value, 200,000,000 shares authorized, 25,841,017 and 25,559,253 shares outstanding at September 30, 2009 and December 31, 2008, respectively	26	26
Additional paid-in capital	173,679	172,005
Accumulated other comprehensive loss	(554)	(1,407)
Accumulated deficit	(75,783)	(2,018)
Total stockholders’ equity	97,368	168,606
Total liabilities and stockholders’ equity	$184,255	$256,207

LECG CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine months ended September 30,
	2009	2008
Cash flows from operating activities
Net (loss) income	$(73,765)	$8,591
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Bad debt expense	99	99
Depreciation and amortization of property and equipment	3,315	3,370
Amortization of intangible assets	534	1,089
Amortization of signing, retention and performance bonuses	13,338	12,391
Deferred taxes	51,775	—
Non cash restructuring charges	1,234	—
Divestiture charges	1,739	—
Other impairments	9,939	—
Equity-based compensation	2,463	4,900
Excess tax benefits from equity-based compensation	—	(40)
Other	—	58
Changes in assets and liabilities:
Accounts receivable	(1,679)	(8,422)
Signing, retention and performance bonuses paid	(9,804)	(14,983)
Prepaid and other current assets	1,778	401
Accounts payable and other accrued liabilities	(1,872)	3,146
Income taxes	(7,544)	(1,550)
Accrued compensation	(11,890)	(6,838)
Deferred revenue	345	134
Deferred compensation plan assets, net of liabilities	241	(613)
Deferred rent	(875)	(668)
Other assets	894	(3,913)
Other liabilities	608	282
Net cash used in operating activities	(19,127)	(2,566)
Cash flows from investing activities
Business acquisitions earn out payments	(3,885)	(4,736)
Divestiture payments	(3,210)	—
Purchase of property and equipment	(1,053)	(2,156)
Proceeds from note receivable	422	399
Proceeds from divestiture	619	—
Other	8	(46)
Net cash used in investing activities	(7,099)	(6,539)
Cash flows from financing activities
Borrowings under revolving credit facility	43,000	55,000
Repayments under revolving credit facility	(27,000)	(55,000)
Payment of loan fees	(2,243)	—
Proceeds from exercise or issuance of stock to employee and other	—	43
Excess tax benefits from equity-based compensation	—	40
Proceeds from issuance of stock - employee stock purchase plan	30	66
Net cash provided by financing activities	13,787	149
Effect of exchange rates on changes in cash	175	(341)
Decrease in cash and cash equivalents	(12,264)	(9,297)
Cash and cash equivalents, beginning of year	19,510	21,602
Cash and cash equivalents, end of period	$7,246	$12,305
Supplemental disclosure
Cash paid for interest	$1,014	$381
Cash paid for income taxes	$1,900	$7,327

LECG CORPORATION AND SUBSIDIARIES

SEGMENT OPERATING RESULTS

($ in thousands, except rate amounts)

(unaudited)

	Three months ended September 30,
	2009			2008
	Economics	Finance and Accounting	Total	Economics	Finance and Accounting	Total
Fee-based revenues, net	$24,808	$35,384	$60,192	$36,658	$46,563	$83,221
Reimbursable revenues	765	1,766	2,531	745	2,084	2,829
Revenues	25,573	37,150	62,723	37,403	48,647	86,050

Direct costs	18,598	26,518	45,116	23,525	32,056	55,581
Reimbursable costs	752	1,760	2,512	945	2,113	3,058
Gross profit	$6,223	$8,872	$15,095	$12,933	$14,478	$27,411

Direct profit margin (1)	25.0%	25.1%	25.0%	35.8%	31.2%	33.2%
Gross margin	24.3%	23.9%	24.1%	34.6%	29.8%	31.9%

Operating statistics
Paid days	66	66	66	66	66	66
Billable headcount, period end	239	447	686	298	503	801
Billable headcount, period average	246	449	695	296	490	786
Billable FTEs, period average (2)	200	365	565	241	379	620
Average billable rate	$349	$280	$305	$358	$319	$335
Paid utilization rate of billable FTEs (3)	67.4%	65.5%	66.2%	80.6%	73.0%	75.9%

Expert headcount, period end	105	200	305	121	208	329
Expert FTEs, period average (2)	60	127	187	64	110	174
Jr/SR staff paid utilization rate (3)	64.6%	70.1%	68.1%	78.2%	72.9%	75.0%

LECG CORPORATION AND SUBSIDIARIES

SEGMENT OPERATING RESULTS (CONTINUED)

($ in thousands, except rate amounts)

(unaudited)

	Nine months ended September 30,
	2009			2008
	Economics	Finance and Accounting	Total	Economics	Finance and Accounting	Total
Fee-based revenues, net	$81,100	$108,478	$189,578	$114,280	$141,471	$255,751
Reimbursable revenues	2,379	4,940	7,319	3,558	6,322	9,880
Revenues	83,479	113,418	196,897	117,838	147,793	265,631

Direct costs	58,393	84,451	142,844	74,557	95,372	169,929
Reimbursable costs	2,607	5,096	7,703	3,818	6,251	10,069
Gross profit	$22,479	$23,871	$46,350	$39,463	$46,170	$85,633

Direct profit margin (1)	28.0%	22.1%	24.7%	34.8%	32.6%	33.6%
Gross margin	26.9%	21.0%	23.5%	33.5%	31.2%	32.2%

Operating statistics
Paid days	195	195	195	195	195	195
Billable headcount, period end	239	447	686	298	503	801
Billable headcount, period average	262	470	732	301	486	786
Billable FTEs, period average (2)	212	380	592	250	387	637
Average billable rate	$354	$283	$310	$364	$320	$338
Paid utilization rate of billable FTEs (3)	69.4%	64.6%	66.3%	80.5%	73.3%	76.1%

Expert headcount, period end	105	200	305	121	208	329
Expert FTEs, period average (2)	63	134	196	68	112	180
Jr/SR staff paid utilization rate (3)	66.7%	68.6%	67.9%	77.7%	72.1%	74.3%

LECG CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

( in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008

Fee-based revenues, net	$60,192	$83,221	$189,578	$255,751

Direct costs	45,116	55,581	142,844	169,929

Direct profit	$15,076	$27,640	$46,734	$85,822
Direct profit margin (1)	25.0%	33.2%	24.7%	33.6%

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008

Net (loss) income	$(63,515)	$1,995	$(73,765)	$8,591

Adjustments to net (loss) income
Other impairments	8,719	—	9,939	—
Restructuring charges	4,019	—	5,479	—
Divestiture charges	124	—	1,863	—
Merger-related costs	942	—	942	—
Deferred compensation plan	41	118	319	421
Equity-based compensation benefit (8)	(2,210)	—	(2,210)	—
Deferred tax valuation allowance	51,775	—	51,775	—
Income tax benefit (4)	(3,743)	(48)	(4,734)	(170)

Adjusted (loss) income (5)	$(3,848)	$2,065	$(10,392)	$8,842

Adjusted (loss) income per diluted share (5)(7)	$(0.15)	$0.08	$(0.41)	$0.35

Shares used in calculating earnings per share
Diluted	25,654	25,526	25,515	25,528

LECG CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($ in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008

Net (loss) income	$(63,515)	$1,995	$(73,765)	$8,591
Income tax expense	46,229	1,362	41,784	5,870
Interest expense, net	627	9	1,495	183
Depreciation and amortization	1,239	1,498	3,849	4,459
EBITDA (6)	(15,420)	4,864	(26,637)	19,103

Adjustments to EBITDA
Other impairments	8,719	—	9,939	—
Restructuring charges	4,019	—	5,479	—
Divestiture charges	124	—	1,863	—
Merger-related costs	942	—	942	—
Deferred compensation plan	41	118	319	421
Equity-based compensation benefit(8)	(2,210)	—	(2,210)	—

Adjusted EBITDA (6)	$(3,785)	$4,982	$(10,305)	$19,524

(1)	Fee-based revenues, net less direct costs as a percentage of fee-based revenues, net.
(2)

Full Time Equivalents (FTEs) are calculated by dividing actual total paid hours in the period by the number of paid days in the period times eight hours per day, assuming a forty-hour work week or 2,080 paid hours per year.

(3)

Paid utilization rate is calculated by dividing the actual number of billed hours in the period by the actual number of paid hours in the period, assuming a forty-hour work week or 2,080 paid hours per year.

(4)

Assumes a marginal tax rate of 35.0% and 40.4% in the three and nine months ended September 30, 2009 and 2008, respectively. The tax benefit for three and nine months ended September 2009 excludes non-deductible divestiture and merger-related charges.

(5)

Adjusted (loss) income and adjusted (loss) income per diluted share are non-GAAP financial measures. Adjusted (loss) income excludes other impairments, restructuring charges, divestiture charges, acquisition costs, charges related to market fluctuations in the value of deferred compensation plan investments, equity-based compensation benefit and deferred tax valuation allowance. Adjusted (loss) income per diluted share is calculated using adjusted (loss) income divided by diluted shares. The Company regards adjusted (loss) income and adjusted (loss) income per diluted share as useful measures of financial performance of the business. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. This measure, however, should be considered in addition to, and not as a substitute or superior to, operating (loss) income, cash flows, or other measures of financial performance prepared in accordance with GAAP.

(6)

EBITDA and Adjusted EBITDA are non-GAAP financial measures.  EBITDA is defined as earnings before provision for income tax, interest, and depreciation and amortization. Adjusted EBITDA excludes other impairments, restructuring charges, divestiture charges, acquisition costs, charges related to market fluctuations in the value of deferred compensation plan investments and equity-based compensation benefit. The Company regards EBITDA and Adjusted EBITDA as useful measures of financial performance of the business. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. This measure, however, should be considered in addition to, and not as a substitute or superior to, operating (loss) income, cash flows, or other measures of financial performance prepared in accordance with GAAP.

(7)

For the third quarter of 2009, diluted earnings per share and diluted shares are equal to basic earnings per share and basic shares, respectively, as the effect on net loss would be anti-dilutive if common stock equivalent shares were included in the weighted average number of common shares outstanding during the period.

(8)

Equity-based compensation benefit consists of approximately $2.8 million of stock-based compensation expense recovery related to previously recognized expense on the unvested portion of 7-year cliff-vesting options of a terminated employee, offset by approximately $0.6 million of accelerated expense related to the voluntary surrender of approximately 192,000 shares of stock options previously granted.